United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 6, 2026
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.      Results of Operations and Financial Condition.
On August 6, 2026, Priority Technology Holdings, Inc. ("Priority Commerce") issued a press release announcing its financial results for the quarter ended June 30, 2026. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On August 6, 2026, Priority Commerce will hold an earnings conference call and webcast at 10:00 a.m. (Eastern Time) to discuss the financial results for the quarter ended June 30, 2026. The press release referenced in Item 2.02 contains information about how to access the conference call and webcast. A copy of the slide presentation to be used during the earnings call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The slide presentation also will be available on our website, www.prioritycommerce.com under the "Investor Relations" section.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of Priority Technology Holdings, Inc. dated August 6, 2026
99.2	Supplemental slide presentation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2026

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy M. O'Leary
Name: Timothy M. O'Leary
Title: Chief Financial Officer